COMMITMENTS AND CONTINGENCIES - SCHEDULE OF PURCHASE OBLIGATIONS COVERED BY PUTCHASE AGREEMENTS WITH VARIOUS SUPPLIERS FUTURE MATURTY SCHEDULE (Details) - Inventories $ in Millions	Dec. 31, 2017 USD ($)
Unrecorded Unconditional Purchase Obligation, Fiscal Year Maturity [Abstract]
2018	$ 1,359.7
2019	272.3
2020	11.4
2021	2.5
2022	$ 0.7